UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016

U.S. CONCRETE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street

Euless, Texas 76039

(Address of principal executive offices, including ZIP code)

(817) 835-4105

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Subsequent to the filing by U.S. Concrete, Inc. (the “Company”) of its Annual Report on Form 10-K for the year ended December 31, 2015, the Company reconsidered an accounting position in the Company’s consolidated balance sheet as of December 31, 2015 and consolidated statements of operations for the year ended December 31, 2015. The accounting position related to the Company’s $24.8 million deferred tax asset (the “Deferred Tax Asset”) with respect to its outstanding common stock purchase warrants (the “Warrants”) and a related $6.1 million tax deduction included in its 2015 income tax expense related to the exercise of Warrants during 2015 (the “Tax Deduction”). The Warrants were issued in 2010.

Prior to the fourth quarter of 2015, the Company maintained a valuation allowance on its net deferred tax assets because the Company was still in a three year cumulative loss position. During the fourth quarter of 2015, the Company concluded that the valuation allowance on a portion of its net deferred tax assets could be reversed. The Company reflected the reversal of the valuation allowance in its consolidated statement of operations for the year ended December 31, 2015 and, therefore, the Deferred Tax Asset had no valuation allowance recorded against it as of December 31, 2015.

On April 21, 2016, after reconsidering the technical merits of the accounting position, including consulting with outside advisers and its independent registered public accounting firm, management and the Audit Committee of the Company’s Board of Directors concluded that the Deferred Tax Asset was based on a tax position that did not meet the required more likely than not threshold in order to be recorded on the consolidated balance sheet in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 740 (Income Taxes) (“ASC 740”), and that the Deferred Tax Asset and related Tax Deduction were accordingly recorded in error. Management and the Audit Committee further concluded that the Deferred Tax Asset and Tax Deduction should be reversed and a liability for resulting potential tax liabilities should be recorded, following generally accepted accounting principles based on ASC 740.

As a result of this conclusion, management, the Audit Committee and the Board of Directors determined that the Company’s previously issued consolidated financial statements as of December 31, 2015 and for the year ended December 31, 2015 (the “Non-Reliance Period”), should no longer be relied upon. The Company plans to restate its financial statements for the Non-Reliance Period.

Due to the prior valuation allowance, there is no net impact from these adjustments to the Company’s consolidated balance sheets, consolidated statements of operations, consolidated statements of changes in equity, or consolidated statements of cash flow for any quarterly or annual period prior to December 31, 2015. As a result, the Company will not restate its consolidated financial statements for any periods prior to 2015, but will restate the prior periods tax footnote disclosures within its 2015 consolidated financial statements. The restatement will not affect the Company’s Adjusted EBITDA nor its cash flow from operations for the year ended December 31, 2015.

To implement these changes, the Company will:

•	eliminate the Deferred Tax Asset from its consolidated balance sheet as of December 31, 2015 and increase income tax expense by $24.8 million in its consolidated statement of operations for the year ended December 31, 2015; and

•	eliminate a $6.1 million tax deduction included in income tax benefit in its consolidated statement of operations for the year ended December 31, 2015 and increase accrued liabilities by $5.9 million and decrease prepaid expenses by $0.2 million in its consolidated balance sheet as of December 31, 2015, related to the exercise of Warrants during 2015.

The Company intends to file a Form 10-K/A for the year ended December 31, 2015 (the “Form 10-K/A”) as soon as possible to implement these changes and to add a previously omitted condensed consolidating footnote under Rule 3-10 of Regulation S-X for its outstanding 8.50% Senior Secured Notes due 2018 related to two recently acquired non-guarantor subsidiaries.

Management has evaluated the effect of the restatement on the Company’s prior conclusions on the effectiveness of its internal control over financial reporting and disclosure controls and procedures as of December 31, 2015. In connection with management’s re-evaluation of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015, management determined that the Company did not maintain effective controls over the accuracy and presentation of the accounting for income taxes, including the income tax provision and related tax assets and liabilities. The Company will amend its disclosures pertaining to its evaluation of such controls and procedures in the Form 10-K/A to report a material weakness in those controls and procedures and will report that its internal control over financial reporting and its disclosure controls and procedures were not effective as of December 31, 2015.

The Audit Committee and management have discussed the matters disclosed in this filing pursuant to Item 4.02(a) with the Company’s independent registered public accounting firm Grant Thornton LLP.

The foregoing reflects the Company’s current views about the restatement, the accounting adjustments, its financial statements, its financial condition and performance and other matters that constitute “forward-looking” statements, as such term is defined by the federal securities laws. You can identify forward-looking statements by terminology such as “may,” “will,” “intend,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These forward-looking statements are subject to the safe harbor protection provided by the federal securities laws. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to, the results and effect of the Company’s review of its accounting entries and practices, any potential SEC inquiry with respect to the restatement, the accounting adjustments or the Company’s accounting practices, the ability of the Company to file its periodic reports, the impact on the Company’s business and the risks identified in the Company’s periodic filings under the Securities Exchange Act of 1934. Because these forward-looking statements are subject to risks and uncertainties, actual developments and results may differ materially from those express or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on the statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press release dated April 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: April 27, 2016	By:	/s/ Joseph C. Tusa, Jr.
	Name:	Joseph C. Tusa, Jr.
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated April 27, 2016.